Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Summary Of Long-Term Debt

	December 31,
(Thousands of dollars)	2014	2013
6% senior notes due 2023 (net of unamortized discount of $7,557 at 2014 and $8,422 at 2013)	$492,443	$491,578
Less unamortized debt issuance costs	(4,193)	(6,197)
Total notes payable, net	488,250	485,381
Term loan due 2016 (effective rate of 3.71% at December 31, 2013)	—	70,000
Less current maturities	—	(14,000)
Total long-term debt	$488,250	$541,381